SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____ )


     FILED BY THE  REGISTRANT                           [X]

     FILED BY A  PARTY  OTHER  THAN  THE  REGISTRANT    [ ]

     CHECK  THE  APPROPRIATE  BOX:

     [ ]   PRELIMINARY  PROXY  STATEMENT

     [X]   DEFINITIVE  PROXY  STATEMENT

     [ ]   DEFINITIVE  ADDITIONAL  MATERIALS

     [ ]   SOLICITING  MATERIAL  PURSUANT  TO  RULE  14A-11(C)  OR  RULE  14A-12


                                NBT Bancorp Inc.
--------------------------------------------------------------------------------
                 (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               Michael J. Chewens
--------------------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT  OF  FILING  FEE  (CHECK  THE  APPROPRIATE  BOX):

     [X]   NO  FEE  REQUIRED

     [ ]   FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1)
           AND 0-11.

     (1)     TITLE  OF  EACH  CLASS  OF SECURITIES TO WHICH TRANSACTION APPLIES:

--------------------------------------------------------------------------------

     (2)     AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

--------------------------------------------------------------------------------

     (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

--------------------------------------------------------------------------------

     (4)     PROPOSED  MAXIMUM  AGGREGATE  VALUE  OF  TRANSACTION:

--------------------------------------------------------------------------------

     (5)     TOTAL  FEE  PAID:

--------------------------------------------------------------------------------

     [ ]     FEE  PAID  PREVIOUSLY  WITH  PRELIMINARY  MATERIALS

     [ ]     CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE
ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF FILING.

     (1)     AMOUNT  PREVIOUSLY  PAID:

--------------------------------------------------------------------------------

     (2)     FORM,  SCHEDULE  OR  REGISTRATION  STATEMENT  NO.:

--------------------------------------------------------------------------------

     (3)     FILING  PARTY:

--------------------------------------------------------------------------------

     (4)     DATE  FILED:

--------------------------------------------------------------------------------

                                NBT BANCORP INC.
                              52 SOUTH BROAD STREET
                             NORWICH, NEW YORK 13815

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NBT Bancorp Inc. ("NBT"), will hold an annual meeting of stockholders at the Binghamton Regency at One Sarbro Square, Binghamton, NY 13901 on May 2, 2006 at 10:00 a.m. local time for the following purposes:

     1.   To  fix  the  size  of  the  Board  of  Directors  at  fifteen;

     2.   To  elect  five  directors,  each  for  a  three  year  term;

     3.   To  approve  the  NBT  2006  Non-Executive  Restricted Stock Plan; and

     4. To transact such other business as may properly come before the NBT annual meeting.

We have fixed the close of business on March 15, 2006 as the record date for determining those stockholders of NBT entitled to vote at the NBT annual meeting and any adjournments or postponements of the meeting. Only holders of record of NBT common stock at the close of business on that date are entitled to notice of and to vote at the NBT annual meeting.

By Order of the Board of Directors of
NBT Bancorp Inc.


/s/ Daryl R. Forsythe
---------------------
Daryl R. Forsythe
Chairman of the Board


Norwich, New York
March 30, 2006


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED OR VOTE VIA THE TOLL-FREE TELEPHONE NUMBER OR VIA THE INTERNET ADDRESS LISTED ON THE PROXY CARD. YOU MAY REVOKE ANY PROXY GIVEN IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.

                                NBT BANCORP INC.
                              52 SOUTH BROAD STREET
                             NORWICH, NEW YORK 13815

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 2, 2006

This proxy statement and accompanying proxy card are being sent to the stockholders of NBT Bancorp Inc. ("NBT" or, the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the annual meeting of stockholders. This proxy statement, together with the enclosed proxy card, is being mailed to stockholders on or about March 30, 2006.

WHEN AND WHERE THE NBT ANNUAL MEETING WILL BE HELD

We will hold our annual meeting of stockholders at the Binghamton Regency at One Sarbro Square, Binghamton, NY 13901 on May 2, 2006 at 10:00 a.m. local time.

WHAT WILL BE VOTED ON AT THE NBT ANNUAL MEETING

At our annual meeting, our stockholders will be asked to consider and vote upon the following proposals:
-    To fix the size of the Board of Directors at fifteen;
-    To elect five directors, each for a three year term;
- To approve the NBT 2006 Non-Executive Restricted Stock Plan (the "Restricted Stock Plan"); and
- To transact such other business as may properly come before the NBT annual meeting.

We may take action on the above matters at our annual meeting on May 2, 2006, or on any later date to which the annual meeting is postponed or adjourned.

We are unaware of other matters to be voted on at our annual meeting. If other matters do properly come before our annual meeting, including consideration of a motion to adjourn the annual meeting to another time and/or place for such purpose of soliciting additional proxies, we intend that the persons named in this proxy will vote the shares represented by the proxies on such matters as determined by a majority of the Company's Board.

STOCKHOLDERS ENTITLED TO VOTE

We have set March 15, 2006, as the record date to determine which of our stockholders will be entitled to vote at our annual meeting. Only those stockholders who held their shares of record as of the close of business on that date will be entitled to receive notice of and to vote at our annual meeting. As of March 15, 2006, there were 34,419,695 outstanding shares of our common stock. Each of our stockholders on the record date is entitled to one vote per share.

VOTE REQUIRED TO APPROVE THE PROPOSALS

A plurality of the shares of our common stock represented at our annual meeting, either in person or by proxy, and entitled to vote at our annual meeting will elect directors. This means that the five nominees who receive the most votes will be elected.

The affirmative vote of a majority of the shares of our common stock represented at our annual meeting, either in person or by proxy, and entitled to vote at our annual meeting is required to approve (i) the proposal to fix the number of directors at fifteen and (ii) the proposal to adopt the 2006 Non-Executive Restricted Stock Plan.

Our Board urges our stockholders to complete, date and sign the accompanying proxy and return it promptly in the enclosed postage-paid envelope or to vote by telephone or via the Internet. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the annual meeting. Abstentions will be counted in determining the number of shares represented and entitled to vote and will have the effect of a vote cast "against."

NUMBER OF SHARES THAT MUST BE REPRESENTED FOR A VOTE TO BE TAKEN

In order to have a quorum, a majority of the total voting power of our outstanding shares of common stock entitled to vote at our annual meeting must be represented at the annual meeting either in person or by proxy. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business.

VOTING YOUR SHARES

Our Board is soliciting proxies from our stockholders. This will give you an opportunity to vote at our annual meeting. When you deliver a valid proxy, the shares represented by that proxy will be voted by a named agent in accordance with your instructions.

If you are a record holder and vote by proxy but make no specification on your proxy card that you have otherwise properly executed, the named agent may vote the shares represented by your proxy:
-    FOR fixing the number of directors at fifteen;
-    FOR electing the five persons nominated by our Board as directors; and
-    FOR the approval of the Non-Executive Restricted Stock Plan.

If you are a shareholder whose shares are registered in your name, you may vote your shares by using one of the following four methods:

MAIL. To grant your proxy by mail, please complete your proxy card and sign, date and return it in the enclosed envelope. To be valid, a returned proxy card must be signed and dated.

TELEPHONE. If you hold NBT common stock in your own name and not through a broker or other nominee, you can vote your shares of NBT common stock by telephone by dialing the toll-free telephone number 1-800-690-6903. Telephone voting is available 24 hours a day until 11:59 p.m. local time on May 1, 2006. Telephone voting procedures are designed to authenticate stockholders by using the individual control numbers on your proxy card. If you vote by telephone, you do not need to return your proxy card.

VIA THE INTERNET. If you hold NBT common stock in your own name and not through a broker or other nominee, you can vote your shares of NBT common stock electronically via the Internet at www.proxyvote.com. Internet voting is available 24 hours a day until 11:59 p.m. local time on May 1, 2006. Internet voting procedures are designed to authenticate stockholders by using the individual control numbers on your proxy card. If you vote via the Internet, you do not need to return your proxy card.

IN PERSON. If you attend the annual meeting in person, you may vote your shares by completing a ballot at the meeting. Attendance at the annual meeting will not by itself be sufficient to vote your shares; you still must complete and submit a ballot at the annual meeting.

If your shares are registered in the name of a bank or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If you hold shares through a bank or brokerage firm and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of elections with your ballot.

CHANGING YOUR VOTE

Any NBT stockholder of record giving a proxy may revoke the proxy at any time before the vote at the annual meeting in one or more of the following ways:

- Delivering a written notice of revocation to the Secretary of NBT bearing a later date than the proxy;
-    Submitting a later dated proxy by mail, telephone or via the Internet; or
- Appearing in person and submitting a later dated proxy or voting at the annual meeting. Attendance at the annual meeting will not by itself constitute a revocation of a proxy; to revoke your proxy, you must complete and submit a ballot at the annual meeting or submit a later dated proxy.

You should send any written notice of revocation or subsequent proxy to NBT Bancorp Inc., 52 South Broad Street, Norwich, New York 13815, Attention:
Corporate Secretary, or hand deliver the notice of revocation or subsequent proxy to the Corporate Secretary at or before the taking of the vote at the annual meeting. You may also revoke your proxy by telephone or via the Internet by giving a new proxy over the telephone or the Internet prior to 11:59 p.m. on May 1, 2006.

If you hold shares through a bank or brokerage firm, you must contact that firm to revoke any prior voting instructions. You may also vote in person at the annual meeting if you obtain a legal proxy as described above.

SOLICITATION OF PROXIES AND COSTS

We will bear our own costs of soliciting of proxies. We will reimburse brokerage houses, fiduciaries, nominees and others for their out-of-pocket expenses in forwarding proxy materials to owners of shares of our common stock held in their names. In addition to the solicitation of proxies by use of the mail, we may solicit proxies from our stockholders by directors, officers and employees acting on our behalf in person or by telephone, facsimile or other appropriate means of communications. We will not pay any additional compensation, except for reimbursement of reasonable out-of-pocket expenses, to our directors, officers and employees in connection with the solicitation. You may direct any questions or requests for assistance regarding this proxy statement to Michael J. Chewens, Senior Executive Vice President of NBT, by telephone at (607) 337-6520 or by e-mail at mjchewens@nbtbci.com.
                                            --------------------

ANNUAL REPORT

A copy of the Company's 2005 Annual Report accompanies this Proxy Statement. NBT is required to file an annual report on Form 10-K for its 2005 fiscal year with the Securities and Exchange Commission. Shareholders may obtain, free of charge, a copy of the Form 10-K by writing to: NBT Bancorp Inc., 52 South Broad Street, Norwich, New York 13815, Attention: Corporate Secretary. Our annual report on Form 10-K is available on our website, www.nbtbancorp.com.
                                                 ------------------

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET USING THE TELEPHONE NUMBER OR THE INTERNET ADDRESS ON YOUR PROXY CARD.

                                   PROPOSAL 1

                         SIZE OF THE BOARD OF DIRECTORS

Our Bylaws provide for a Board consisting of a number of directors, not less than five nor more than twenty-five, as shall be designated by our stockholders as of each annual meeting. Our Board is presently comprised of sixteen members. Mr. Andrew S. Kowalczyk Jr., whose term expires as of the 2006 annual meeting, has advised the Company that he intends to retire from the Board effective as of the annual meeting, at which point the Company will have fifteen directors. Accordingly, the Board has proposed that the stockholders vote to fix the number of directors constituting the full Board at fifteen members.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" FIXING THE SIZE OF THE BOARD OF DIRECTORS AT FIFTEEN MEMBERS.

                                   PROPOSAL 2

                              ELECTION OF DIRECTORS

At the annual meeting, five directors will be elected to serve a three year term until each such director's successor is elected and qualified or until the director's earlier death, resignation or removal. The Board currently consists of sixteen members and is divided into three classes. The term of only one class of directors expires in each year, and their successors are elected for terms of up to three years and until their successors are elected and qualified. Messrs. Dietrich, Mitchell, Nasser, Hutcherson and Murphy, whose terms expire at the 2006 annual meeting, have been nominated to stand for re-election at the 2006 annual meeting for terms expiring in 2009. Mr. Andrew S. Kowalczyk Jr., whose term expires as of the 2006 annual meeting, has advised the Company that he intends to retire from the Board effective as of the annual meeting. The Board greatly appreciates his service and contributions to the success of the Company and NBT Bank.

The persons named in the enclosed proxy intend to vote the shares of our common stock represented by each proxy properly executed and returned to us FOR election of the following nominees as directors, but if the nominees should be unable to serve, they will vote such proxies for those substitute nominees as our Board shall designate to replace those nominees who are unable to serve.
Our Board currently believes that each nominee will stand for election and will serve if elected as a director. Assuming the presence of a quorum at the annual meeting, the five director nominees for the class expiring at the 2009 annual meeting will be elected by a plurality of the votes cast by the shares of common stock entitled to vote at the annual meeting and present in person or represented by proxy. This means that the five nominees who receive the most votes will be elected. There are no cumulative voting rights in the election of directors. The names of the nominees for election for the terms as shown, our continuing directors and certain information as to each of them are as follows:

                                                                                                   Number of Common
                                                                                                  Shares Beneficially   Percent of
                      Age at    Principal Occupation During Past Five Years             Director         Owned           Shares
Name                  12/31/05  and Other Directorships                                 Since         on 12/31/05      Outstanding
----                  --------  -----------------------                                 -----     -------------------  ------------

NOMINEES WITH TERMS EXPIRING IN 2009:

Martin A. Dietrich       50     CEO of NBT since January 2006;                              2005   20,341   (1)             *
                                  President of NBT since January 2004;                                848   (1) (a)         *
                                  President and CEO of NBT Bank since                              21,178   (1) (b)         *
                                  January 2004; President and Chief Operating                      13,627   (2)             *
                                  Officer of NBT Bank from September 1999                         113,525   (4)             *
                                  to December 2003                                                  7,000       (c)         *
                                Directorships:
                                  Preferred Mutual Insurance Company
                                  Chenango Memorial Hospital Board of Trustees
                                  United Health Services
                                  Pennstar Bank since 2004
                                  NBT Bank since 2001

John C. Mitchell         55     President and CEO of I.L. Richer Co. (agri. business)       1994   24,192   (1) (e)         *
                                Directorships:                                                      4,297   (2)             *
                                  Preferred Mutual Insurance Company                                2,827   (3)             *
                                  New York Agricultural Development Corp
                                  NBT Bank since 1993

Joseph G. Nasser         48     Accountant, Nasser & Co.                                    2000   38,485   (1)             *
                                Directorships:                                                     11,449   (2)             *
                                  Pennstar Bank since 1999                                          2,603   (3)             *

Michael H. Hutcherson    43     President, The Colonial Agency LLC,                         2002    3,805   (1)             *
                                  (insurance services)                                              2,616   (1) (a)         *
                                Directorships:                                                        828   (2)             *
                                  NBT Bank since 2002                                               1,900   (3)             *


                                        4

Michael M. Murphy        44     President & Owner, Red Line Towing Inc.                     2002    8,147   (1)             *
                                Directorships:                                                      1,635   (1) (a)         *
                                  Pennstar Bank since 1999                                         38,664   (2)             *

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2008:

Richard Chojnowski       63     Electrical contractor  (sole proprietorship)                2000    4,538   (1)             *
                                Directorships:                                                    264,353   (2)             *
                                  Pennstar Bank since 1994                                          5,352   (3)             *

Dr. Peter B. Gregory     70     Partner, Gatehouse Antiques                                 1987   92,972   (1)             *
                                Directorships:                                                     60,179   (1) (a)         *
                                  NBT Bank since 1978                                               5,316   (3)             *

Joseph A. Santangelo     53     President and CEO - Arkell Hall Foundation Inc.             2001    6,402   (1)             *
                                Directorships:                                                      6,553   (2)             *
                                  NBT Bank since 1991                                               4,102   (3)             *

Janet H. Ingraham        68     Professional Volunteer                                      2002   12,866   (1)             *
                                Directorships:                                                        525   (1) (a)         *
                                  Chase Memorial Nursing Home Corp.                                 2,928   (3)             *
                                  Chenango Memorial Hospital Board of Trustees
                                  NBT Bank since 1996

Paul D. Horger           68     Partner, law firm of Oliver, Price & Rhodes                 2002   15,314   (1)             *
                                Directorships:                                                      3,352   (3)             *
                                  Pennstar Bank since 1997

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2007:

Daryl R. Forsythe        62     Chairman  of NBT since January 2004;                        1992  108,568   (1)             *
                                  Chairman of NBT Bank since January 2004;                          1,842   (1) (a)         *
                                  Chairman and CEO of NBT from January 2004 to                     16,660   (1) (b)         *
                                  December 2005; Chairman, President and CEO of NBT                12,199   (2)             *
                                  From April 2001 to December 2003; Chairman and                  142,733   (4)             *
                                  CEO of NBT Bank from September 1999 to
                                  December 2003; President and CEO of NBT and
                                  NBT Bank from January 1995 to April 2001 /
                                  September 1999
                                Directorships:
                                  Security Mutual Life Ins. Co. of NY
                                  New York Bankers Association
                                  Blue Cross / Blue Shield Southern Tier Advisory Board
                                  NBT Bank since 1988

William C. Gumble        68     Retired attorney-at-law; County Solicitor and               2000  105,532   (1)             *
                                  District Attorney of Pike County, PA                              1,736   (3)             *
                                Directorships:
                                  Pennstar Bank since 1985

William L. Owens         56     Partner, law firm of Harris Beach LLP                       1999    8,067   (1)             *
                                Directorships:                                                      2,559   (3)             *
                                  Champlain Enterprises, Inc.
                                  Mediquest, Inc.
                                  NBT Bank since 1995

Van Ness D. Robinson     70     Chairman/Secretary - New York Central Mutual                2001    5,146   (1)             *
                                  Fire Insurance Co. (NYCM)                                       888,471       (d)       2.8%
                                Directorships:                                                      3,852   (3)             *
                                  NYCM
                                  Basset Healthcare
                                  Bruce Hall Corporation
                                  NBT Bank since 1997

Patricia T. Civil        56     Retired Managing Partner, PricewaterhouseCoopers LLP        2003    4,210   (1)             *
                                Directorships:                                                      1,352   (3)             *
                                  Rosamond Gifford Charitable Foundation
                                  Visiting Nurses Association of Central New York
                                  NBT Bank since 2003

EXECUTIVE OFFICERS OF NBT BANCORP INC. OTHER THAN DIRECTORS WHO ARE OFFICERS:

                                                                                              Number of Common
                                                                                             Shares Beneficially    Percent of
                             Principal Position and Principal Position                              Owned             Shares
Name                   Age   During Past Five Years                                              on 12/31/05        Outstanding
----                 ------  ----------------------                                          -------------------   ------------
Michael J. Chewens     44    Senior Executive Vice President, Chief Financial Officer              4,241    (1)          *
                               of NBT and NBT Bank since January 2002; EVP, CFO                   11,921    (1)  (b)     *
                               of same 1999-2001; Secretary of NBT and NBT Bank                   83,613    (4)          *
                               since December 2000

David E. Raven         43    President and Chief Executive Officer of Pennstar Bank               11,277    (1)          *
                               Division since August 2005; President and Chief                     6,516    (1)  (b)     *
                               Operating Officer of Pennstar Bank Division from                  100,904    (4)          *
                               August 2000 to August 2005; Sales and Administration,
                               September 1999 - August 2000

Ronald M. Bentley      52    President of Retail Banking NBT Bank since August                     1,290    (1)  (b)     *
                               2005; EVP, Sales & Administration NBT Bank,                        12,991    (4)          *
                               November 2001 - August 2005

As of December 31, 2005, all Directors and Executive Officers listed above as a group beneficially owned 2,341,225 or 7.25% of total shares outstanding as of December 31, 2005, including shares owned by spouses, certain relatives and trusts, as to which beneficial ownership may be disclaimed, and options exercisable within sixty days of December 31, 2005. Mr. Andrew S. Kowalczyk Jr., a director whose term expires as of the 2006 annual meeting and who will be retiring effective as of the 2006 annual meeting, beneficially owned 9,705 shares of common stock (less than 1% of the total outstanding shares) as of December 31, 2005. Based on currently available Schedules 13D and 13G filed with the SEC, we do not know of any person who is the beneficial owner of more than 5% of our common stock.

NOTES:
(a) The information under this caption regarding ownership of securities is based upon statements by the individual nominees, directors, and officers and includes shares held in the names of spouses, certain relatives and trusts as to which beneficial ownership may be disclaimed. These indirectly held shares total 74,645 for the spouses, minor children and trusts.
(b) In the case of officers and officers who are directors, shares of our stock held in NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan as of
     December  31,  2005  totaling  57,565  are  included.
(c) Martin A. Dietrich has power of attorney for his mother, who owns 7,000 shares.
(d) New York Central Mutual Fire Insurance Company, of which Van Ness D. Robinson serves as Chairman/Secretary, owns 888,471 shares.
(e) Does not include 13,000 shares owned by The Adelbert L. Button Charitable Foundation, for which Mr. Mitchell serves as a trustee, but in which all investment and disposition discretion over the shares has been granted to NBT Bank, N.A., as trustee.

(1)  Sole  voting  and  investment  authority.
(2)  Shared  voting  and  investment  authority.
(3) Shares under option from the NBT 2001 Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan, which are exercisable within sixty days of December 31, 2005.
(4) Shares under option from the NBT 1993 Stock Option Plan, which are exercisable within sixty days of December 31, 2005.
(*)  Less  than  1%.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL OF ITS DIRECTOR NOMINEES.

DIRECTOR INDEPENDENCE

Based on a review of the responses of the Directors to questions regarding employment and compensation history, affiliations and family and other relationships and on individual discussions with Directors, the full Board has determined that all Directors, excluding Mr. Forsythe and Mr. Dietrich, meet the standards of independence set forth by the Securities and Exchange Commission ("SEC") and the Nasdaq Stock Market. Directors on our Risk Management (audit) Committee meet the expanded independence requirements of audit committee members. In addition, our board of directors has determined that Ms. Civil is an "audit committee financial expert" as that term is defined in NASD Marketplace Rule 4350(d)(2)(A).

The independent members of the Board meet on a quarterly basis in an executive session where non-independent Directors and Management are excused. John Mitchell, who serves as chairman of the Nominating and Corporate Governance Committee, currently chairs these executive sessions.

CODE OF ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to all employees, as well as each member of the Company's Board of Directors. The Code of Business Conduct and Ethics is available at the Company's website at www.nbtbancorp.com/corporategov.html.
------------------------------------

BOARD POLICY REGARDING COMMUNICATIONS WITH THE BOARD

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Corporate Secretary, NBT Bancorp Inc., 52 South Broad Street, Norwich, New York 13815. Any such communication must state the name of and the number of shares beneficially owned by the stockholder making the communication. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate. At each board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available on request.

DIRECTOR ATTENDANCE AT BOARD MEETINGS AND ANNUAL MEETINGS

During fiscal 2005, NBT held six meetings of its Board. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the period that the individual served and (ii) the total number of meetings held by all committees of the Board on which the director served during the period that the individual served. In addition, Directors are expected to attend our Annual Stockholder Meetings. All Directors were in attendance at the 2005 Annual Meeting and we expect that all directors will be present at the 2006 Annual Meeting.

COMMITTEES OF THE BOARD

NBT has a number of standing committees, including a Nominating and Corporate Governance Committee, Risk Management Committee and Compensation and Benefits
Committee. The Board has determined that all of the Directors who serve on these Committees are independent for purposes of Nasdaq Rule 4200 and that the members of the Risk Management Committee are also "independent" for purposes of section 10A(m)(3) of the Securities Exchange Act of 1934. A description of each of these committees follows:

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE:

Chairman:      John C. Mitchell

Members:       Richard Chojnowski
               Dr. Peter B. Gregory
               Paul D. Horger
               Michael H. Hutcherson
               Janet H. Ingraham
               Van Ness D. Robinson

The Nominating and Corporate Governance Committee is responsible for determining the qualification of and nominating persons for election to the Board of Directors, including (if applicable) stockholder nominations that comply with the notice procedures set forth by SEC Regulation and the Company's Bylaws. The Committee also formulates our corporate governance guidelines and functions to insure a successful evolution of management at the senior level. The Board of Directors has adopted a written charter for the Nominating and Corporate Governance

Committee,  a  copy  of  which  is  available  on  the  NBT  Bancorp  website at
www.nbtbancorp.com/corporategov.html.  This  Committee  met  two  times in 2005.
------------------------------------

The Board of Directors believes that it should be comprised of Directors who possess the highest personal and professional ethics, integrity, and values, and who shall have demonstrated exceptional ability and judgment and who shall be most effective in representing the long-term interests of the stockholders.

When considering candidates for the Board of Directors, the Nominating and Corporate Governance Committee takes into account the candidate's qualifications, experience and independence from management. In addition, in accordance with the Company's Bylaws:

     - Every director must be a citizen of the United States and have resided in the State of New York, or within two hundred miles of the principal office of the company, for at least one year immediately preceding the election;
     - Each director must own $1,000 aggregate book value of the Company's common stock; and
     - No person shall be eligible for election or re-election as a director if they shall have attained the age of 70 years.

When seeking candidates for Director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent Directors, Management or others. The Committee also has the authority to retain any search firm to assist in the identification of director candidates. The Committee will review the qualifications and experience of each candidate. If the committee believes a candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate's election.

The Company's Bylaws also permit stockholders eligible to vote at the annual meeting to make nominations for directors, but only if such nominations are made pursuant to timely notice in writing to the President of NBT. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of NBT within 10 days following the day on which public disclosure of the date of any annual meeting called for the election of directors is first given. The Nominating and Corporate Governance Committee will consider candidates for Director suggested by stockholders applying the criteria for candidates described above and considering the additional information required by Article III, Section 3 of the Company's Bylaws, which must be set forth in a stockholder's notice of nomination. Article III, Section 3 of the Company's Bylaws requires that the notice include: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) the name of such person and (ii) the principal occupation or employment of such person; and (b) as to the stockholder giving notice (i) the name and address of such stockholder, (ii) the number of shares of the Company that will be voted for the proposed nominee by such stockholder (including shares to be voted by proxy) and (iii) the number of shares of the Company which are beneficially owned by such stockholder.

RISK MANAGEMENT COMMITTEE:

Chairman:      Joseph G. Nasser

Members:       Patricia T. Civil
               William C. Gumble
               Janet H. Ingraham
               John C. Mitchell
               Van Ness D. Robinson
               Joseph A. Santangelo

The Risk Management Committee, our audit committee, represents our Board in fulfilling its statutory and fiduciary responsibilities for independent audits of NBT including monitoring accounting and financial reporting practices and financial information distributed to stockholders and the general public. This Committee met four times in 2005. Responsibilities and duties of this Committee are discussed more fully in the section titled Risk Management Committee Report and in the Committee's charter, which is available on the NBT Bancorp website at www.nbtbancorp.com/corporategov.html.
------------------------------------

COMPENSATION AND BENEFITS COMMITTEE:

Chairman:      Andrew S. Kowalczyk, Jr.

Members:       Patricia T. Civil
               William C. Gumble
               Michael M. Murphy
               Joseph G. Nasser
               William L. Owens
               Joseph A. Santangelo

This Committee has the responsibility of reviewing the salaries and other forms of compensation of the key executive personnel of NBT and our subsidiaries. The Committee administers our pension plan, 401(k) and employee stock ownership plan, the directors' and officers' stock option plans, as well as the restricted, deferred and performance share stock plans. This Committee met three times in 2005.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our Directors and Executive Officers must, under Section 16(a) of the Securities Exchange Act of 1934, file certain reports of their initial ownership of our common stock and of changes in beneficial ownership of our securities. Based solely on a review of reports submitted to NBT, or written representations from reporting persons that all reportable transactions were reported, the Company believes that during the fiscal year ended December 31, 2005 all Section 16(a) filing requirements applicable to NBT's Officers and Directors were complied with on a timely basis; except for one Form 4 for each of Mr. Forsythe and Mr. Mitchell, covering one transaction each.

COMPENSATION  OF  DIRECTORS  AND  OFFICERS

BOARD OF DIRECTORS' FEES. During 2005, the non-employee directors received fees according to the following schedule:

Annual Retainer            $ 5,000 (Cash).
                           10,000 (Restricted Stock) (1)
Board Meetings             $ 900 per meeting
Telephonic Board Meetings  $ 900 per meeting
Committee Meetings         600 per meeting as member; $900 per meeting as chairperson
Common Stock Options       1,000 shares (i) multiplied by the number of board meetings attended during the year and (ii) divided by the number of meetings held during the year (2)
Deferred Stock             400 shares (3)

(1) Restricted stock granted pursuant to theNon-Employee Directors' Restricted and Deferred Stock Plan (the "Directors' Plan") which is equal to the annual retainer (currently $10,000) divided by the average of the high and the low sales price of the common stock on the day immediately preceding the grant date. The restricted stock vests over a three year period.
(2) Granted pursuant to the NBT Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan. Options are granted at the fair market value per share on the date of the grant.
(3) Granted pursuant to the Directors Plan and vests when the individual ceases to be a member of the Board.


Starting in 2005, Board members were offered health and dental/vision insurance through the Company. Six Directors elected to be included in the Company's health and dental/vision insurance plan and as a result, the Companies associated premium costs totaled $10,600. We also provide an annual cash payment of $207 to Dr. Peter B. Gregory in lieu of a life insurance premium that was paid from an acquired financial institution.

Except as set forth in the following sentence, in 2006 directors are being paid according to the table set forth above. Effective January 1, 2006, the Chairman of the Board's annual stock retainer is $50,000 (in the form of unrestricted stock), his annual stock option award is 5,000 multiplied by the number of board meetings attended during the year and divided by the number of meetings held and he receives $1,000 for each board and committee meeting attended.

Please refer to page 15 "Employment Agreements - Chairman of the Board" for additional information regarding the compensation of the Chairman of the Board.

                                                 SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                               COMPENSATION AWARDS
                                                                           ---------------------------
                                                ANNUAL COMPENSATION
                                        ---------------------------------
                                                                           Securities
Name and                                                                   Underlying       LTIP             All Other
Principal Positions                      Year  Salary ($)   Bonus ($)(a)    Options    Payouts ($)(b)   Compensation ($)(c)
---------------------------------------  ----  -----------  -------------  ----------  ---------------  --------------------
Daryl R. Forsythe                        2005  $   495,000  $     297,000      31,907  $       114,135  $             54,370
  Chairman and Chief Executive           2004      450,000        270,000      30,444                0                49,682
  Officer of NBT*                        2003      425,000        255,000      36,375                0                34,788

Martin A. Dietrich                       2005  $   350,000  $     210,000      22,423  $             0  $             19,104
  President of NBT*; President and       2004      315,000        189,000      21,311                0                14,912
  Chief Executive Officer of NBT Bank    2003      281,000        157,360      24,000                0                10,000

Michael J. Chewens                       2005  $   271,600  $     152,096      17,507  $             0  $             17,107
  Senior Executive Vice President,       2004      251,500        140,840      17,015                0                14,064
  Chief Financial Officer and            2003      232,000        129,920      19,875                0                13,418
  Secretary of NBT and NBT Bank

David E. Raven                           2005  $   275,000  $     154,000      16,289  $             0  $             14,973
  President and Chief Executive Officer  2004      234,000        131,040      15,831                0                11,930
  Pennstar Bank Division                 2003      216,000        120,960      18,450                0                10,000

Ronald M. Bentley                        2005  $   210,000  $      71,820       6,788  $             0  $             12,810
  President of Retail Banking            2004      180,000         52,650       5,557                0                12,560
  NBT Bank                               2003      149,350         49,286       6,225                0                 9,425

* Effective December 31, 2005, Mr. Forsythe retired as an employee and Chief Executive Officer, but continues as Chairman of the Board of Directors. Effective January 1, 2006, Mr. Dietrich is Chief Executive Officer.

NOTES:

(a) Represents bonuses under our Executive Incentive Compensation Plan earned in the specified year and paid in January of the following year.

(b) Represents the Fair Market Value of Mr. Forsythe's vested 2004 Performance Shares payable upon his retirement.

(c) This column reflects NBT's contributions to the NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan ("401(k)/ESOP"), employer matching contributions for Messrs. Forsythe, Dietrich, Chewens and Raven were $6,300 in 2005, $6,150 in 2004, and $6,000 in 2003. Discretionary contributions for Messrs. Forsythe, Dietrich, Chewens and Raven were $4,200 in 2005, $4,100 in 2004, and $4,000 in 2003. Employer matching contributions for Mr. Bentley were $6,300 in 2005, $6,150 in 2004 and $5,655 in 2003.
     Discretionary contributions for Mr. Bentley were $4,200 in 2005, $4,100 in 2004, and $3,770 in 2003.

     Also included in this column are costs to the corporation for disability plan agreements and split dollar life insurance plans, as well as income recognized from the Individual Universal Life coverage under the Executive Life Carve-Out Plan. For Mr. Forsythe, the costs were $26,794 in 2005, $26,346 in 2004, and $11,702 in 2003. For Mr. Dietrich the costs were $4,614 for 2005, and $4,662 for 2004. For Mr. Chewens, the costs were $3,814 for 2005 and 2004 and $3,418 in 2003. For Mr. Raven the costs were $1,680 for 2005 and 2004. For Mr. Bentley the costs were $2,310 in 2005 and 2004.

     In addition, this column includes the annual premiums paid to provide Long-Term Care Insurance for the benefit of Mr. Forsythe and his spouse, which were $6,433 and $6,653 respectively in 2005, 2004 and 2003.

     Also, in 2005 Messrs. Forsythe, Dietrich, Chewens and Raven received cash dividends on restricted stock of $3,990, $3,990, $2,793, and $2,793 respectively. As of December 31, 2005, the named executive officers held the following shares of unvested restricted stock: Mr. Forsythe, 5,250 shares with a value of $113,348; Mr. Dietrich, 5,250 shares with a value of $113,348; Mr. Chewens, 3,675 shares with a value of $79,343; and Mr. Raven, 3,675 shares with a value of $79,343. The values of these shares are based on the closing price of the Company's common stock on the Nasdaq stock market of $21.59 on December 30, 2005.

OPTION GRANTS INFORMATION

The following table presents information concerning grants of stock options made during 2005 to each of the named Executive Officers. The potentially realizable values are net of exercise price, but before taxes associated with exercise. These amounts are based solely on assumed rates of appreciation required by applicable SEC regulations. Actual gains, if any, on option exercises and common stockholdings are dependent on the future performance of our common stock, overall market conditions and the option holders' continued employment through the vesting period. There can be no assurance that the potential realizable values shown in this table will be achieved.

                                                OPTION GRANTS IN LAST FISCAL YEAR

                                                                                     Potential Realizable Value at
                                            Individual Grants                        Assumed Annual Rates of Stock Price
                                            -----------------                        Appreciation for Option Term (2)
                                                                                     --------------------------------
                    # of Securities   % of Total
                    Underlying        Options Granted    Exercise
                    Options           to Employees        Price
Name                Granted(1)        in Fiscal Year      ($/Sh)    Expiration Date                    5%                    10%
------------------  ----------------  ----------------  ----------  ---------------  --------------------  ---------------------
Daryl R. Forsythe         31,907 (a)              8.2%  $  23.2708       01/20/2015  $           466,955   $          1,183,356
Daryl R. Forsythe         12,841 (b)              3.3%     23.7553       07/01/2015              191,839                486,158
Daryl R. Forsythe          2,693 (b)              0.7%     23.8712       07/05/2015               40,429                102,453
                    ----------------  ----------------                               --------------------  ---------------------
    Total                     47,441             12.2%                               $           699,223   $          1,771,968

Martin A. Dietrich        22,423 (a)              5.8%  $  23.2708       01/20/2015  $           328,158   $            831,617
Martin A. Dietrich         6,470 (b)              1.7%     24.4458       08/01/2015               99,469                252,073
                    ----------------  ----------------                               --------------------  ---------------------
                              28,893              7.5%                               $           427,627   $          1,083,690

Michael J. Chewens        17,507 (a)              4.5%  $  23.2708       01/20/2015  $           256,213   $            649,294

David E. Raven            16,289 (a)              4.2%  $  23.2708       01/20/2015  $           238,388   $            604,121
David E. Raven             1,543 (b)              0.4%     23.1133       01/26/2015               22,429                 56,839
                    ----------------  ----------------                               --------------------  ---------------------
                              17,832              4.6%                               $           260,816   $            660,960

Ronald M. Bentley          6,788 (a)              1.8%  $  23.2708       01/20/2015  $            99,342   $            251,751


NOTES:
(1) Nonqualified options have been granted at fair market value at the date of grant.
(2) The potential realizable value of each grant of options, assuming that the market price of the underlying security appreciates in value from the date of grant to the end of the option term, at the specified annualized rates. The assumed growth rates in price in our stock are not necessarily indicative of actual performance that may be expected. The amounts exclude any execution costs by the executive to exercise such options.
(a) Options vest 40% after one year from grant date; an additional 20% vest each following year.
(b) Subject to Board approval, the NBT 1993 Stock Option Plan provides that for each share of common stock purchased and held pursuant to an option grant, the holder receives a replacement or "reload" option to purchase another share of common stock at the fair market value on the date the original option is exercised. The executive's "reload" options vest in full two years after the exercise date of the original option. No reload options are granted upon the exercise of the reload option.


AGGREGATED  OPTION  EXERCISES  IN  LAST  FISCAL  YEAR AND FISCAL YEAR-END OPTION
VALUES

The following table presents information concerning the exercise of stock options during 2005 by each of the named Executive Officers and the value at December 31, 2005, of unexercised options that are exercisable within sixty days of December 31, 2005. Unexercised In the Money Options values, unlike the amounts set forth in the column headed "Value Realized," have not been, and may never be, realized. All information has been adjusted for stock dividends and splits. The underlying options have not been, and may never be, exercised; and actual gains, if any, on exercise will depend on the value of our common stock on the date of exercise. There can be no assurance that these values will be realized.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                           Number of Securities    Value of Unexercised In
                                                         Underlying Unexercised          the Money Options
                                                              Options at FY End               at FY End(2)
                    Shares Acquired                                Exercisable/               Exercisable/
Name                  on Exercise    Value Realized(1)            Unexercisable              Unexercisable
------------------  ---------------  ------------------  ----------------------  -------------------------
Daryl R. Forsythe           129,054  $          635,457             142,733/-0-  $             181,858/-0-
Martin A. Dietrich           38,900             330,939          113,525/33,247             422,004/19,450
Michael J. Chewens           23,920             228,426           83,613/21,285             290,576/16,107
David E. Raven                1,543              17,386          100,904/21,338             465,590/14,952
Ronald M. Bentley             7,840              76,093            12,991/7,539               34,371/5,045

NOTES:
(1) Represents difference between the fair market value on the date of exercise of the securities underlying the options and the exercise price of the options.
(2) Represents difference between the fair market value of the securities underlying the options and the exercise price of the options at December 31, 2005.


LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

The following table provides information on awards granted in 2005 to the executive officers named in the Summary Compensation Table under the NBT Bancorp Inc. Performance Share Plan. Please also see the discussion on page 18 for a description of the material terms of the Performance Share Plan.

                                    Performance or     Estimated Future Payout in Shares
                     Number of    Other Period Until           of  Common Stock
                    Performance     Maturation or
Name                  Shares           Payout           Target (#)         Maximum (#)
------------------  -----------  ------------------  -----------------  -----------------
Daryl R. Forsythe         5,000            12/31/08              5,000              6,000
Martin A. Dietrich        5,000            12/31/08              5,000              6,000
Michael J. Chewens        3,500            12/31/08              3,500              4,200
David E. Raven            3,500            12/31/08              3,500              4,200
Ronald M. Bentley           500            12/31/09                500                650

RETIREMENT PLANS

Our executives participate in the NBT Bancorp Inc. Defined Benefit Pension Plan (the "Pension Plan"). This plan is a noncontributory, tax-qualified defined benefit pension plan. Eligible employees are those who have attained age 21 and have completed one year of service in which the employee worked at least 1,000 hours. The plan provides for 100% vesting after five years of qualified service. Prior to the amendment and restatement of the plan effective January 1, 2000, the plan had received a determination from the Internal Revenue Service that the plan was qualified under Section 401(a) of the Internal Revenue Code. The plan, as amended and restated effective January 1, 2000, was submitted in 2001 to the Internal Revenue Service for determination. The plan was converted to a defined benefit plan with a cash balance feature, effective January 1, 2000. Prior to that date, the plan was a traditional defined benefit pension plan. Each active participant in the Pension Plan as of January 1, 2000 was given a one-time irrevocable election to continue participating in the traditional defined benefit plan design or to begin participating in the new cash balance plan design. All employees who became participants after January 1, 2000 automatically participated in the cash balance plan design. Each of our executives chose to participate in the cash balance plan design.

Under the cash balance plan design, hypothetical account balances are established for each participant and pension benefits are generally stated as the lump sum amount in that hypothetical account. Notwithstanding the preceding sentence, since a cash balance plan is a defined benefit plan, the annual retirement benefit payable at normal retirement (age 65) is an annuity, which is the actuarial equivalent of the participant's account balance under the cash balance plan. However, participants may elect, with the consent of their spouses if they are married, to have the benefits distributed as a lump sum rather than an annuity. Benefits under the plan for 2005 are computed using a cash balance methodology for people who converted (as described hereafter) that provides for pay-based credits to the participants' hypothetical accounts equal to 5 to 43.5 percent (depending on age and other factors) on the first $210,000 of annual eligible compensation. Eligible compensation under the plan is defined as fixed basic annual salary or wages, commissions, overtime, cash bonuses, and any amount contributed by us at the direction of the participant pursuant to a salary reduction agreement and excludible from the participant's gross income under the Internal Revenue Code, but excluding any other form of remuneration, regardless of the manner calculated or paid, such as amounts realized from the exercise of stock options, severance pay or our cost for any public or private benefit plan, including the Pension Plan. In addition to the pay-based service credits, monthly interest credits are made to the participant's account balance based on the average annual yield on 30-year U.S. Treasury securities for the November of the prior year. For 2005, the pay-based credits for Messrs. Forsythe, Dietrich, Chewens, Raven and Bentley were 43.5 percent, 22 percent, 19 percent, 19 percent and 5 percent, respectively. NBT's contributions to the Pension Plan in 2005 for Messrs. Forsythe, Dietrich, Chewens, Raven and Bentley were $91,350, $46,200, $39,900, $39,900 and $10,500, respectively.

Section 415 of the Internal Revenue Code places certain limitations on pension benefits that may be paid from the trusts of tax-qualified plans, such as the plan. Because of these limitations and in order to provide certain executives with adequate retirement income, we have entered into supplemental retirement agreements which provide retirement benefits to the named executives in the manner discussed below. It should be noted that where applicable the amounts payable under the supplemental retirement agreements, as discussed in the following section, are offset by payments made under the Pension Plan, the annuitized employer portion of our 401(k)/ESOP and Social Security.

We entered into an agreement with Mr. Forsythe to provide him with supplemental retirement benefits, revised most recently on January 1, 2005 (the "SERP"). The SERP provides that Mr. Forsythe's annual benefit at normal retirement, including
(a) the annual benefit payable to Mr. Forsythe under our pension plan, (b) the annual benefit that could be provided by contributions by us and NBT Bank (other than Mr. Forsythe's elective deferrals) to our 401(k)/ESOP and the earnings on those amounts if these contributions and earnings were converted to a benefit payable under the agreement using the actuarial assumptions provided under the agreement (c) his social security benefit and (d) the SERP, will be equal to 75% of Mr. Forsythe's final average compensation (i.e. average annual base salary, commissions, bonuses and elective deferrals without regard to any Internal Revenue Code limitations on compensation applicable to tax-qualified plans). Additionally, Mr. Forsythe and his spouse will continue to receive medical benefits (including medical, dental and vision care) until his death. Mr. Forsythe retired effective December 31, 2005. He is currently receiving a monthly annuity of $16,966.45 payable as a 50% Joint & Survivor annuity. Due to a requirement under the American Jobs Creation Act of 2004 that certain payments to our executives must be delayed for six months following their separation from service, as of July 1, 2006, Mr. Forsythe will be entitled to a one-time make-up payment of $12,802.32 and his monthly annuity will increase from $16,966.45 to $19,058.38. As of September 1, 2009, Mr. Forsythe's monthly annuity will decrease to $17,116.38 pursuant to the terms of his SERP agreement.

NBT has entered into agreements with Messrs. Dietrich, Chewens and Raven to provide the executive with supplemental retirement benefits, of which Mr. Dietrich's was revised most recently on January 20, 2006 (the "SERP"). The SERP provides each executive with an annual supplemental benefit at normal retirement, including (a) the annual benefit payable to the executive under our pension plan, (b) the annual benefit that could be provided by contributions by us and NBT Bank (other than the executive's elective deferrals) to our 401(k)/ESOP and the earnings on those amounts if these contributions and earnings were converted to a benefit payable under the agreement using the actuarial assumptions provided under the agreement, (c) his social security benefit and (d) the SERP, will be equal to the greater of (1) a percentage (60% for Mr. Dietrich and 50% for Messrs. Chewens and Raven) of the executive's final average compensation (i.e., average annual base salary, commissions, bonuses and elective deferrals without regard to any Internal Revenue Code limitations on compensation applicable to tax qualified plans) or (2) the sum of the annual amount of the executive's benefit under our pension plan, calculated without giving effect to limitations and restrictions imposed by the Internal Revenue Code plus the annual benefit that could be provided by contributions by us and NBT Bank (other than the executive's elective deferrals) to our 401(k)/ESOP and the earnings on those amounts, calculated by disregarding the limitations and restrictions imposed by the Internal Revenue Code and using the actuarial assumptions set out in our pension plan. Reduced amounts will be payable under the SERP in the event the executive takes early retirement. If the executive dies leaving a surviving spouse, his spouse will be entitled to an annual benefit for life equal to the annual survivor annuity benefit under our pension plan, calculated without giving effect to limitations and restrictions imposed by the Internal

Revenue Code, reduced by the surviving spouse benefit actually payable under such plan, plus a lump sum amount equal to contributions by us and NBT Bank (other than the executive's elective deferrals) to our 401(k)/ESOP, calculated by disregarding the limitations and restrictions imposed by the Internal Revenue Code, reduced by the amounts actually contributed to our 401(k)/ESOP, plus the earnings on such net amount. If the executive dies after attaining a certain age (age 58 for Mr. Dietrich and age 60 for Messrs. Chewens and Raven) and after he has retired, but before payment of benefits has commenced, the surviving spouse will receive an annual benefit equal to the excess, if any, of (1) the monthly amount the surviving spouse is entitled to under our pension plan, calculated without giving effect to limitations and restrictions imposed by the Internal Revenue Code, over (2) the monthly amount actually payable to the surviving spouse under our pension plan plus the monthly amount that is the actuarial equivalent of any supplemental retirement benefit payable to the surviving spouse. Except in the case of early retirement or death, payment of benefits will commence upon the first day of the month after the executive attains a certain age (age 60 for Mr. Dietrich and age 62 for Messrs. Chewens and Raven). Assuming a retirement age of 60 for Mr. Dietrich and a retirement age of 62 for Messrs. Chewens and Raven, satisfaction of applicable SERP conditions, that Mr. Dietrich is currently 60 and Messrs. Chewens and Raven are currently 62, and that each executive's 2005 compensation were his final average compensation as defined by the SERP, the estimated aggregate annual retirement benefit under the SERP, our cash balance pension plan, the annuitized employer portion of our 401(k)/ESOP and social security to be paid to Messrs. Dietrich, Chewens and Raven would be $323,400, $387,059 and $325,609, respectively. The social security portion of these amounts is assumed to commence at the Normal Social Security Retirement Age for each executive. The SERP for Messrs. Dietrich, Chewens and Raven will at all times be unfunded except that, in the event of a change in control, NBT will be required to transfer to a grantor trust an amount sufficient to cover all potential liabilities under the SERP.

                               PENSION PLAN TABLE

The following table shows the estimated annual retirement benefits from the Qualified Pension Plan and the SERP for each of the named executive officers assuming that his employment with NBT and NBT Bank continues to their respective commencement age, at which time the executive retires. The amounts assume that their future compensation is equal to their 2005 compensation, and that the Internal Revenue Code Section 401(a)(17) compensation limit for qualified retirement plans and the Section 415 annual benefit limit for qualified retirement plans are assumed to not increase from their 2006 values of $220,000 and $175,000, respectively.

------------------------------------------------------------------------------------------
EXECUTIVE      QUALIFIED PENSION      QUALIFIED PENSION  SERP                SERP
               AS LIFE ANNUITY WITH   COMMENCEMENT       AS JOINT & 50%      COMMENCEMENT
               5 YEARS CERTAIN        AGE                SURVIVOR ANNUITY    AGE
------------------------------------------------------------------------------------------
Mr. Dietrich*  $             143,825                 60  $          134,375           60*
------------------------------------------------------------------------------------------
Mr. Chewens    $             173,583                 62  $          114,965            62
------------------------------------------------------------------------------------------
Mr.  Raven     $             130,337                 62  $          108,860            62
------------------------------------------------------------------------------------------
Mr. Bentley    $              19,888                 65                 N/A           N/A
------------------------------------------------------------------------------------------

* Pursuant to the terms of Mr. Dietrich's SERP agreement, when he attains age 66 and 2 months, an additional offset for Social Security is projected to reduce his SERP benefit to $108,599 annually.

Employment Agreements

EXECUTIVE OFFICERS

We currently have employment agreements with Messrs. Dietrich, Chewens, Raven and Bentley. Under Mr. Dietrich's agreement, he will serve as President and Chief Executive Officer of NBT and NBT Bank as of January 1, 2006. Further, Mr. Dietrich will continue to serve, as a director of NBT and NBT Bank. Mr. Chewens' agreement provides that he will serve as a Senior Executive Vice President and Chief Financial Officer of NBT and NBT Bank. Mr. Raven's agreement provides that he will serve as an Executive Vice President of NBT and as the President and Chief Executive Officer of our Pennstar Bank division. Mr. Bentley's agreement provides that he will serve as Executive Vice President of NBT and President of Retail Banking of NBT Bank. The termination of these agreements will occur upon the earlier of the executive's death, disability, discharge, resignation, or a given date. This date is currently January 1, 2010 for Mr. Dietrich, January 1, 2009 for Messrs. Chewens and Raven, and

January 1, 2007 for Mr. Bentley. The agreements for Messrs. Chewens and Raven also provide for automatic one-year extensions occurring annually each January 1 and Mr. Bentley's agreement provides for automatic one-year extensions occurring
annually on each December 31.   Mr. Dietrich's annual salary in 2005 was
$350,000, and will be $450,000 in 2006.   Mr. Chewens' annual salary was
$271,600 in 2005 and will be $325,000 in 2006. Mr. Raven's and Mr. Bentley's annual salaries were $252,700 and $180,000 respectively through July 2005, and $275,000 and $210,000 respectively beginning August 2005.

In addition to base salary, all four executives are eligible to be considered for performance bonuses commensurate with his title and salary grade in accordance with the compensation policies. The agreements also grant each executive a right to stock options to be granted to him annually, pursuant to the 1993 Stock Option Plan, as amended, or any appropriate successor plan, computed using a formula approved by NBT that is commensurate with his title and salary grade. Each executive is entitled to participate in the Performance Share Plan commensurate with his title and salary grade. Mr. Forsythe, coinciding with his retirement, received a payout of the fair market value of his vested 2004 shares from the Performance Share Plan. Under each agreement, the executive is also entitled to paid vacation time and sick leave commensurate with his title
and salary grade, in accordance with the Company's policy.   Mr. Dietrich is
entitled to five weeks of paid vacation and Messrs. Chewens, Raven and Bentley are each entitled to four weeks of paid vacation. Each executive will also receive other benefits including use of an automobile, country club privileges, and participation in our various employee benefits plans such as the pension plan, the 401(k)/ESOP, and various health, disability, and life insurance plans.

Upon termination of his respective agreement, Messrs. Dietrich, Chewens, Raven and Bentley are each entitled to receive his accrued and unpaid salary, his accrued rights under our employee plans and arrangements, unpaid expense reimbursements, and the cash equivalent of his accrued annual vacation and sick leave. If the executive's employment is terminated by us other than for "cause" (as defined in the agreements), or by the executive for "good reason" (as defined in the agreements) the executive will continue to receive their base salary in a manner consistent with our normal payroll practices for a certain period. For Mr. Dietrich, these payments would be made until the latest of January 1, 2010 or three years after termination of employment. For Messrs. Chewens and Raven, the payments would continue until the later of the date on which the current employment term expires or two years after termination of employment, and for Mr. Bentley the payments would continue until the later of the date on which the current employment term expires or two years after termination of employment. Messrs. Dietrich, Chewens and Raven will also receive a relocation payment if the executive relocates within 18 months after termination of employment from the Norwich, Binghamton or Scranton area, respectively. Each executive has also agreed that for one year after the termination of his agreement, he will not directly or indirectly compete with the Company or NBT Bank. If any of the executives are terminated due to a change of control covered by his change in control agreement (discussed later), his severance payments will be determined under that agreement.

CHAIRMAN OF THE BOARD

We entered into an employment agreement with Mr. Daryl R. Forsythe on August 2, 2003, pursuant to which Mr. Forsythe was to serve as the Chairman, President and Chief Executive Officer of the Company until December 31, 2004 and as Chairman and Chief Executive Officer until December 31, 2005, at which time Mr. Forsythe retired as an active employee. Pursuant to Mr. Forsythe's employment agreement, commencing January 1, 2006 and continuing as long as Mr. Forsythe is a member of the Board of Directors, Mr. Forsythe has agreed to serve as Chairman of the Company. Commencing January 1, 2006, Mr. Forsythe, as Chairman, receives all director compensation as described on page 9 of this Proxy Statement, except as follows: Mr. Forsythe's annual stock retainer is $50,000 in the form of unrestricted stock; Mr. Forsythe's annual stock option award pursuant to the NBT Non-Employee Director, Divisional Director and Subsidiary Director Stock Option Plan is 5,000 multiplied by the number of board meetings attended during the year and divided by the number of meetings held; and Mr. Forsythe receives $1,000 for each board and committee meeting attended except for Nominating & Corporate Governance, Risk Management and the Compensation & Benefits committees for which Mr. Forsythe attends as an invited guest and non-voting attendee. In addition, pursuant to his employment agreement, Mr. Forsythe is entitled to be reimbursed for dues and assessments (including initiation fees) incurred in relation to his membership at mutually agreed upon country club. Prior to his retirement as Chief Executive Officer, Mr. Forsythe's employment agreement entitled him to the use of a Company-owned automobile. Effective January 31, 2006, ownership of the automobile in use by Mr. Forsythe passed to Mr. Forsythe.

CHANGE IN CONTROL AGREEMENTS

We currently have change in control agreements with each of Messrs. Dietrich, Chewens, Raven and Mr. Bentley. The agreements for Messrs. Dietrich, Chewens, Raven, and Bentley provide in general that, in the event there is a change in control of us or NBT Bank and further, if within 24 months from the date of such change in control, Dietrich's, Chewens', Raven's, or Bentley's respective employment with us or NBT Bank is terminated without cause (as defined in the agreement) or by the executive with good reason (as defined in the agreement), or if within 12 months of such change in control, the executive resigns, irrespective of the existence of good reason, then (i) Mr. Bentley will be entitled to receive 2.99 times his base salary for the calendar year in which the change in control occurs and (ii) Messrs. Dietrich, Chewens or Raven, will be entitled to receive 2.99 times the greater of (1) the sum of his annualized salary for the calendar year in which the change in control occurs, the maximum target bonus that could have been paid to him for such year if all applicable targets and objectives had been achieved, or if no formal bonus program is in effect, the largest bonus amount paid to him during any of the three preceding calendar years, his income from the exercise of nonqualified stock options during such year and other annualized amounts that constitute taxable income for such year, without consideration for salary reduction amounts that are excludible from taxable income or (2) his average annual compensation includible in his gross income for federal income tax purposes for the three years immediately preceding the year in which the change in control occurs, including base salary, bonus and ordinary income recognized with respect to stock options and other annualized amounts that constitute taxable income for such year, without reduction for salary reduction amounts that are excludible from taxable income. Each executive (except for Mr. Bentley) will also receive a gross-up payment to compensate for the imposition of any excise taxes under section 4999 of the Internal Revenue Code. In the case of Mr. Bentley, if making the payment to Mr. Bentley would trigger the federal excise tax imposed on excess parachute payments, the amounts payable to Mr. Bentley will be reduced as necessary to avoid the excise tax. Moreover, if the executive's employment with us or NBT Bank is terminated without cause or by the executive with good reason within 24 months (12 months in the case of Mr. Bentley) of such change in control, or if the executive (except for Mr. Bentley) resigns within 12 months of such change in control irrespective of the existence of good reason, the executive and his spouse and family, if applicable, will continue to receive the continued benefit for three years after the executive's date of termination, or such longer period as is provided in the appropriate plan, of all non-cash employee benefit plans, programs, or arrangements (including pension and retirement plans and arrangements, stock option plans, life insurance and health and accident plans and arrangements, medical insurance plans, disability plans, and vacation plans) in which the executive was entitled to participate immediately prior to the executive's date of termination, as in effect at the date of termination, so long as such continued participation is allowed under the applicable plans, programs, and arrangements. However, if the executive becomes eligible to participate in a benefit plan, program, or arrangement of another employer which confers substantially similar benefits upon the executive, the executive will cease to receive the benefits in respect to our plan, program, or arrangement. In the event that the executive's participation in any such plan, program, or arrangement is barred, we or NBT Bank will arrange to provide the executive with benefits substantially similar to those which the executive is entitled to receive under such plans, programs and arrangements or alternatively, pay an amount equal to the reasonable value of substantially similar benefits. In addition, each executive's benefit under any SERP shall be fully vested and his benefit thereunder will be determined as if his employment had continued for three additional years (or such lesser period after which the maximum benefit is attained), at an annual compensation equal to the amount determined for purposes of calculating his severance amount. Moreover, under certain circumstances we or NBT Bank or the acquiring entity will provide the executive with health coverage for the maximum period after termination of employment for which COBRA continuation coverage is available. The agreements are effective until December 31, 2006, and will automatically renew for one additional year each December 31 unless notice is given 90 days prior to the expiration of the current term. However, if a change in control occurs during the term of the agreement, it will be automatically extended for 24 months from the date of such a change in control. NBT has entered into change in control agreements with other members of its senior management team who are not executive officers.

OTHER EMPLOYMENT BENEFITS

In the event of disability, Messrs. Dietrich, Chewens, Raven and Bentley are entitled to receive 100% of their regular wages for the first 21, 11, 9 and 4 weeks of disability respectively, and NYS Statutory Disability Benefits for the maximum combined period of 26 weeks subject to any deduction for social security or other offset amounts. In addition, after three months of disability, Mr. Chewens will receive payments of $3,750 per month under an individual supplemental insurance policy. Beginning after six months of disability, Messrs. Dietrich, Chewens, Raven and Bentley will receive additional payments, up to a maximum monthly benefit of $20,000, under a combination of the group long-term disability program and executive carve-out. The annual cost of Mr. Chewens individual policy is reflected in the Summary Compensation Table above.

Effective January 1, 2004 Messrs. Dietrich, Chewens, Raven and Bentley each received an individual universal life policy through the Executive Group Life Insurance Carve Out, replacing the Master Group Plan coverage, for the death benefit amount of $500,000, $464,000, $432,000 and $290,000 respectively. NBT
Bank pays the premium on the policy and the income to the executive is reflected in the Summary Compensation Table above.

We entered into an agreement to provide Long Term Care Insurance for the benefit of Mr. Forsythe and his spouse, effective February 1, 2003. These policies provide a daily benefit for nursing home care, home health care and other benefits as stipulated in the contracts. The premiums for this program are structured to be no longer due after 10 years. The annual premiums for Mr. Forsythe and his spouse are $6,433 and $6,653 respectively.

Mr. Forsythe and NBT Bank entered into a death benefits agreement, which was amended most recently on January 28, 2002, and a split-dollar agreement on January 28, 2002. Under the death benefits agreement, a split-dollar life insurance policy has been taken out by NBT Bank on Mr. Forsythe's life in the face amount of $800,000. Upon Mr. Forsythe's death, his named beneficiary will receive $600,000 from the policy's proceeds, while NBT Bank will receive the remainder of the policy's proceeds. When Mr. Forsythe ceases to be Chairman of the NBT Board, he is required under the death benefits agreement to transfer all of his right, title, and interest in the policy to us. Under the split-dollar agreement, NBT Bank took out a life insurance policy on Mr. Forsythe's life in the amount of $1,500,000. The policy includes a business exchange feature that allows NBT Bank, as the policy holder, to change the executive covered by the
policy with no loss in value.   As owner of the policy, NBT Bank retains
discretion as to the disposition of the policy and it is NBT's intent to transfer this policy to Mr. Dietrich. NBT Bank pays the premiums on the policies under both the death benefits and split-dollar agreements, of which an actuarially determined amount is attributable to the respective executive and is reflected in the Summary Compensation Table.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

In fiscal 2005, the following directors served as members of our Compensation and Benefits Committee: Andrew S. Kowalczyk, Jr., Patricia T. Civil, William C. Gumble, Michael M. Murphy, Joseph G. Nasser, William L. Owens, and Joseph A. Santangelo. No person who served as a member of the Compensation and Benefits Committee during 2005 was a current or former officer or employee of NBT or any of its subsidiaries or, except as disclosed below, engaged in certain transactions required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2005, which generally means that no executive officer of NBT served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation and Benefits Committee of NBT.

The law firm of Kowalczyk, Tolles, Deery & Hilton, LLP, of which Director Andrew
S. Kowalczyk, Jr., is a partner, provided legal services to us and NBT Bank in 2005. We paid $74,056 in fees for services received from this firm. The law firms of Harris Beach LLP, of which Director William L. Owens is a partner; Oliver, Price & Rhodes, of which Director Paul D. Horger is a partner provided legal services to us in 2005. The amounts paid to each of these entities were less than the established reporting thresholds.

From time to time, NBT Bank makes loans to its Directors and Executive Officers and related persons or entities. It is the belief of Management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectability nor present other unfavorable features.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation and Benefits Committee of the Board of Directors is comprised of non-employee directors meeting the applicable standards for independence. The primary responsibility of the Compensation and Benefits Committee is to design, implement, and administer all facets of our compensation and benefits programs for all employees, (including Executive Officer salaries, bonuses and certain other forms of compensation). The Committee also administers our pension plan, 401(k) and employee stock ownership plan ("ESOP"), the directors' and officers' stock option plans, as well as the restricted, deferred and performance share stock plans. The Committee presents its actions to our Board for approval.

The Committee annually retains an independent compensation consultant, to help ensure that the total compensation is reasonable in comparison to the total compensation provided by similarly situated publicly traded financial institutions. The Compensation Committee has also sought the advice of that consultant in connection with the grant of stock options. Set forth below is a report addressing NBT's compensation policies for 2005 as they affected NBT's Executive Officers.

COMPENSATION POLICIES FOR EXECUTIVE OFFICERS

NBT's Executive Compensation Policies are designed to provide competitive levels of compensation, to assist NBT in attracting and retaining qualified executives and to encourage superior performance. In determining levels of Executive Officers' overall compensation, the Compensation Committee considers the qualifications and experience of the executives, the size of the Company and the complexity of its operations, the financial condition, including recurring income, of the Company, the compensation paid to other persons employed by the Company and the compensation paid to persons having similar duties and responsibilities in comparable financial institutions. Compensation paid or awarded to NBT's Executive Officers in 2005 consisted of the following components: base salary, variable compensation and other.

BASE SALARY. The Compensation Committee reviews executive base salaries annually. Base salary is intended to signal the internal value of the position and to track with the external marketplace. All current Executive Officers presently serve pursuant to employment agreements that provide for a minimum base salary that may not be reduced without the consent of the Executive Officer. In establishing the fiscal 2005 salary for each Executive Officer, the Compensation Committee considered the officer's responsibilities, qualifications and experience, the size of the Company and the complexity of its operations, the financial condition of the Company (based on levels of recurring income, asset quality and capital), and compensation paid to persons having similar duties and responsibilities in comparable financial institutions.

VARIABLE COMPENSATION.   Variable compensation consists of annual cash
incentives in the form of our Executive Incentive Compensation Plan ("EICP"), stock option grants under our 1993 Stock Option Plan and long-term incentive awards under our Performance Share Plan.

The Committee designed the current EICP that links payout with stockholder interests. The Committee reviews the EICP annually. The Compensation Committee establishes corporate performance objectives at the beginning of each year. For 2005, the primary corporate financial performance objective was based on the Company attaining a certain target Earnings Per Share ("EPS") level. EPS levels below the target level result in no EICP payment being made. EPS levels exceeding the target by specified percentages may result in increasing EICP payments based on a four-tiered structure. In 2005, the named executives, including Mr. Dietrich were eligible to receive an EICP payment based on NBT's reported EPS. The Committee may, at their discretion, modify or interpret the plan from time to time, to negate the effects of certain non-recurring increases or decreases in the EPS level. For example in 2002, the favorable effect on EPS attributed to the adoption of a new FASB pronouncement was not considered in determining the payments.

The purpose of NBT's 1993 Stock Option Plan is to provide an additional incentive to certain NBT officers to work to maximize stockholder value. Stock options vest 40% after one year and in equal increments over the next three years. This approach is designed to act as a retention device for key employees and to encourage employees to take into account the long-term interests of NBT. The guidelines used in 2005 by the Compensation Committee in making the stock option grants to Mr. Dietrich and other named Executive Officers of NBT took into account the duties and responsibilities of the individuals and the advice of our independent compensation consultant. In January 2005, the named executives (including Mr. Forsythe) received options to purchase an aggregate of 94,914 shares of common stock at exercise prices equal to the fair market value on the respective date of grant. In January 2006, the CEO and named executives (excluding Mr. Forsythe) received options to purchase an aggregate of 80,000 shares of common stock at exercise prices equal to the fair market value on the respective date of grant.

PERFORMANCE SHARE PLAN. The NBT Bancorp Inc. Performance Share Plan was established to provide certain NBT officers with long-term incentive opportunities that are linked to the profitability of the Company's business and increases in stockholder value. The Compensation Committee will determine the performance period over which the achievement of applicable performance goals will be measured, the persons who will participate during the period, the amount of performance shares that may be awarded, and the basis for such awards. Each performance share is the value equivalent of one share of NBT common stock. The Performance Share Plan provides that shares of common stock are distributed two years (or such other period previously established by the Committee) following the end of the applicable performance period, provided the participant is still employed by the Company. After performance shares have become earned, but before vesting of the underlying common stock, the participants shall generally have the rights and privileges of a stockholder of the Company with respect to the shares, including the right to vote and receive dividends. In the event the participant is not employed on the vesting date, such shares will be forfeited and available for future awards. The maximum number of shares that may be issued to any participant with respect to any eligibility period is 50,000.

In January 2005, Messrs. Forsythe, Dietrich, Chewens, Raven and Bentley were awarded 5,000, 5,000, 3,500, 3,500 and 500 performance shares, respectively.
For the performance share awards made in fiscal 2005, the Compensation Committee established a one-year performance period ending December 31, 2005. The primary performance measure selected by the Compensation Committee was cumulative earnings per share. The minimum amount (5,000 shares for Messrs. Forsythe and Dietrich, 3,500 shares for Messrs. Chewens and Raven and 500 shares for Mr. Bentley) are earned if 100% of the targeted performance level is achieved. The maximum amount (6,000 shares for Messrs. Forsythe and Dietrich, 4,200 shares for Messrs. Chewens and Raven and 650 shares for Mr. Bentley) are earned if 106% of the targeted performance level is achieved. For fiscal year 2005, 102% of the targeted performance level was achieved and the following amounts were earned by the executive officers: Mr. Forsythe, 5,250 shares with a value of $113,348; Mr. Dietrich 5,250 shares with a value of $113,348; Mr. Chewens 3,675 shares with a value of $79,343; Mr. Raven 3,675 shares with a value of $79,343; and Mr. Bentley 550 shares with a value of $11,875. The values of these shares are based on the closing market price of the Company's common stock on the NASDAQ Stock Market of $21.59, on December 30, 2005. Vesting of the shares underlying the 2005 performance shares will occur as of December 31, 2008 for Messrs. Forsythe, Dietrich, Chewens, Raven and as of December 31, 2009 for Mr. Bentley, provided that the executive is then employed by the Company. In the event of the executive's death, disability or retirement, the termination of the executive's employment by NBT or NBT Bank without cause (as defined in the plan) or the termination of the executive's employment by the executive for good reason (as defined in the plan), these shares will become immediately vested and be distributed to the executive (or his beneficiary in the event of his death) as soon as practicable. Commencing January 23, 2006, dividends are being paid on the 2005 performance shares.

OTHER. In addition to the compensation paid to Executive Officers as described above, Executive Officers received, along with and on the same terms as other employees, certain benefits pursuant to our 401(k)/ESOP. All of our named executives were eligible to participate in the 401(k)/ ESOP during 2005. Mr. Dietrich, Mr. Chewens, and Mr. Raven were 100% vested, with Mr. Bentley 80% vested at the end of 2005. The 401(k)/ESOP Plan provides that an eligible employee may elect to defer up to the Internal Revenue Code Section 402(g) limit, of his or her salary for retirement (subject to a maximum limitation for 2006 of $15,000 and 2005 of $14,000), and that we will provide a matching contribution of 100% of the first 3% of the employee's salary. In addition, we may make an additional discretionary matching contribution on behalf of participants who are employed on the last day of the plan year and who completed a year of service during the plan year based on the financial performance of the Company. In February 2006, discretionary contributions of $637,563 (including $21,000 for the named executives) were made for eligible participants for the 2005 plan year. These contributions were made in the form of Company stock. Compensation taken into account under the Plan cannot exceed $220,000 for 2006, and $210,000 for 2005. Our Board may amend or terminate this Plan at any time.

CEO COMPENSATION. The Compensation Committee, in determining the compensation for the Chief Executive Officer, considers NBT's size and complexity, financial condition and results, including progress in meeting strategic objectives. Mr. Forsythe's fiscal 2005 salary was $495,000, an increase of 10% compared to $450,000 in 2004. As NBT's new Chief Executive Officer, Mr. Dietrich's salary for fiscal year 2006 will be $450,000. NBT annually retains an independent compensation consultant, and in that regard received an opinion that the total compensation was reasonable in comparison to the total compensation provided by similarly situated publicly traded financial institutions. The Compensation Committee also sought the advice of that consultant in connection with the grant of options in fiscal 2005. For the fiscal year 2005, the Compensation Committee concluded that total compensation for the Chief Executive Officer was reasonable in comparison to similarly situated publicly traded financial institutions.

INTERNAL REVENUE CODE (IRC) SECTION 162(M). In 1993, the IRC was amended to disallow publicly traded companies from receiving a tax deduction on compensation paid to executive officers in excess of $1 million (section 162(m) of the IRC), unless, among other things, the compensation meets the requirements for performance-based compensation. In structuring NBT's compensation programs and in determining executive compensation, the Committee takes into consideration the deductibility limit for compensation.

MEMBERS OF THE COMPENSATION AND BENEFITS COMMITTEE:

Chairman:      Andrew S. Kowalczyk, Jr.

Members:       Patricia T. Civil
               William  C.  Gumble
               Michael M. Murphy
               Joseph G. Nasser
               William L. Owens
               Joseph A. Santangelo

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

From time to time, NBT Bank makes loans to its Directors and Executive Officers and related persons or entities. It is the belief of Management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectability nor present other unfavorable features.

The law firm of Kowalczyk, Tolles, Deery & Hilton, LLP, of which Director Andrew
S. Kowalczyk, Jr., is a partner, provided legal services to us and NBT Bank in 2005. We paid $74,056 in fees for services received from this firm. The law firms of Harris Beach LLP, of which Director William L. Owens is a partner; Oliver, Price & Rhodes, of which Director Paul D. Horger is a partner provided legal services to us in 2005. The amounts paid to each of these entities were less than the established reporting thresholds. Director Michael H. Hutcherson is the president of The Colonial Agency, LLC, an insurance agency. During fiscal 2005, we paid approximately $611,909 to The Colonial Agency for two insurance policies, of which Colonial received approximately $30,595 as fees for insurance brokerage services and the remainder of which was remitted to insurers as insurance premiums.

PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return (i.e., price change, reinvestment of cash dividends and stock dividends received) on our common stock against the cumulative total return of the NASDAQ Stock Market (U.S. Companies) Index and the Index for NASDAQ Financial Stocks. The stock performance graph assumes that $100 was invested on December 31, 2000. The graph further assumes the reinvestment of dividends into additional shares of the same class of equity securities at the frequency with which dividends are paid on such securities during the relevant fiscal year. The yearly points marked on the horizontal axis correspond to December 31 of that year. We calculate each of the referenced indices in the same manner. All are market-capitalization-weighted indices, so companies judged by the market to be more important (i.e., more valuable) count for more in all indices.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG NBT BANCORP INC., THE INDEX FOR NASDAQ FINANCIAL STOCKS, AND THE NASDAQ STOCK MARKET (U.S. COMPANIES) INDEX

                                [GRAPHIC OMITED]

RISK MANAGEMENT COMMITTEE REPORT

Our Risk Management Committee, which functions as our audit committee, is comprised of seven directors who are not officers or employees of NBT. Each of the members of the Risk Management Committee is an independent director under SEC Regulation and Rule 4200(a)(14) of the NASDAQ Stock Market. No member of the Risk Management Committee serves on more than three audit committees. The Risk Management Committee held four meetings during 2005. The meetings were designed to facilitate and encourage private communication between the Risk Management Committee, the internal auditors and our independent registered public accounting firm, KPMG LLP.

Our Risk Management Committee acts under a written charter adopted and approved by our Board, a copy of which is available on the NBT Bancorp website at www.nbtbancorp.com/corporategov.html. The Risk Management Committee has
------------------------------------
performed the procedures specified in the charter regarding the preparation and review of our consolidated financial statements as of and for the three years ended December 31, 2005. Among the procedures performed, the Risk Management Committee has:

- Reviewed and discussed the audited consolidated financial statements with NBT Management;
- Discussed with KPMG LLP, our independent registered public accounting firm, the matters required to be discussed by Statements on Auditing Standards
     (SAS)  61  (Codification of Statements on Auditing Standards, AU Sec. 380);
     and
- Received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG LLP its independence.

On the basis of its review as specified in the charter and discussions referred to in this section of the proxy statement, the Risk Management Committee has recommended to our Board that the audited consolidated financial statements be included in our Annual Report Form 10-K for the year ended December 31, 2005 for filing with the SEC.

MEMBERS OF THE RISK MANAGEMENT COMMITTEE:

Chairman:      Joseph G. Nasser

Members:       Patricia T. Civil (*)
               William C. Gumble
               Janet H. Ingraham
               John C. Mitchell
               Van Ness D. Robinson
               Joseph A. Santangelo

(*)- Patricia T. Civil was designated as NBT's "audit committee financial expert" upon joining the Committee and Board in May 2003. Ms. Civil meets the independence standards identified above.

NBT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Risk Management Committee has appointed KPMG LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2006. KPMG LLP has served as our independent registered public accounting firm since 1987. We expect representatives of KPMG LLP to be present at our annual meeting. Those representatives will have an opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions.

AUDIT FEES AND NON-AUDIT FEES. The following table presents fees for professional audit services rendered by KPMG LLP for the audit of NBT's annual consolidated financial statements for the fiscal years ended December 31, 2005 and 2004, and fees billed for other services provided by KPMG LLP. Prior to any new engagement representing a permissible audit or non-audit activity, approval of the Risk Management Committee is required.

                                 2005      2004
                               --------  ---------
Audit Fees                     $592,500  $ 764,000
Audit related fees (1)         $ 24,000  $  24,000
                               --------  ---------
Audit and Audit related fees   $616,500  $ 788,000
Tax fees (2)                   $ 34,800  $  91,520
All other fees                 $      0  $       0
                               --------  ---------
Total Fees                     $651,300  $ 879,520
                               ========  =========

(1) Audit related fees consisted of fees for audits of employee benefit plan financial statements.
(2) Tax fees consisted of fees for tax return preparation, tax compliance and tax planning services.

AUDIT COMMITTEE REVIEW. Our Risk Management Committee has considered whether KPMG's provision of the non-audit services summarized in the preceding section is compatible with maintaining KPMG's independence.


AUDIT COMMITTEE PRE-APPROVAL REQUIREMENTS. The Risk Management Committee has adopted a policy regarding the pre-approval of audit and permitted non-audit services to be performed by KPMG. The Risk Management Committee will, on an annual basis, consider and approve the provision of audit and non-audit services by KPMG that are not prohibited by law. Thereafter, the Risk Management Committee will, as necessary, consider and approve the provision of additional audit and non-audit services by KPMG which are not encompassed by the Risk Management Committee's annual pre-approval. All audit and non-audit services performed by KPMG during fiscal 2005 were pre-approved pursuant to the procedures outlined above and none of the engagements pre-approved by the Committee during 2005 made use of the de minimis exception to pre-approval contained in the applicable rules of the Securities and Exchange Commission.

                                   PROPOSAL 3

    APPROVAL OF THE NBT BANCORP INC. 2006 NON-EXECUTIVE RESTRICTED STOCK PLAN

This section provides a summary of the terms of the NBT Bancorp Inc. 2006 Non-Executive Restricted Stock Plan ("Restricted Stock Plan") and the proposal to approve the Restricted Stock Plan.

The Board of Directors approved the Restricted Stock Plan on January 23, 2006, subject to approval by the Company's stockholders at the Annual Meeting. We are asking our stockholders to approve the Restricted Stock Plan as we believe that approval of the Restricted Stock Plan is essential to our continued success.
The purpose of the Restricted Stock Plan is enhance our ability to attract, retain and reward non-executive officer employees and to motivate such persons to serve the Company and its subsidiaries and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

The principal provisions of the Restricted Stock Plan are summarized below. Such summary is not complete and is qualified in its entirety by the terms of the Restricted Stock Plan. A copy of the Restricted Stock Plan is attached as Appendix A and incorporated herein by reference.
----------

ADMINISTRATION. The Restricted Stock Plan is administered by the Board of Directors. The Board of Directors may delegate the power to administer the Restricted Stock Plan to the Compensation Committee of the Board of Directors. The Board may also appoint a separate committee of the Board composed of one or more of the Company's executive officers, provided that any such officer so appointed is a member of the Board, who may grant awards under the Plan to employees of the Company who are not officers of the Company. Any such awards granted by the foregoing committee shall be consistent in amounts and terms with guidelines that are established in advance by the Board or the Compensation Committee. Subject to the terms of the Restricted Stock Plan, the Board of Directors may select participants to receive awards, determine the terms and conditions of the awards and interpret provisions of the plan.

PARTICIPATION. Participation in the Restricted Stock Plan is limited to employees of the Company or any of its affiliates, excluding any employee who is an executive officer and who is granted an award under the NBT Performance Share Plan during the calendar year in which the grant date would otherwise occur. On the Record Date there were approximately 1,356 employees of the Company and its subsidiaries who were eligible to participate in the Restricted Stock Plan.

SHARES AVAILABLE UNDER THE RESTRICTED STOCK PLAN. 250,000 shares of Common Stock will be authorized for issuance under the Restricted Stock Plan. Shares issued pursuant to the Restricted Stock Plan may be authorized but unissued shares of common stock or treasury shares.

AWARD DOCUMENT. Each grant of restricted stock or stock units will be evidenced by an award document issued by the Company. In addition to the terms and conditions defined in the Restricted Stock Plan, such documents may contain such other terms and conditions, not inconsistent with the Restricted Stock Plan, as the Board will prescribe. Such additional terms may vary among award documents.

RESTRICTED STOCK AND STOCK UNITS. The Restricted Stock Plan permits the granting of restricted stock or stock units. The Board may, in its discretion, establish a period of time (restricted period) applicable to the awards of restricted stock or stock units. The Board may, in its sole discretion, at the time of a grant of a restricted stock or stock unit, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the restricted stock or stock units.
Neither restricted stock or stock units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board. Restricted stock will be registered in the name of the employee as soon as reasonably practicable after the grant date. Restricted stock has all the attributes of outstanding shares including the right to vote and to receive dividends thereon. Holders of stock units do not have rights as stockholders. The Board may provide in an award agreement evidencing a grant of stock units that a holder shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding stock, a cash payment for each stock unit held equal to the per-share dividend paid on the stock. Unless the Board otherwise provides in an award agreement, upon termination of a grantee's service, any restricted stock or stock units held by such grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited.

AMENDMENT AND TERMINATION OF THE RESTRICTED STOCK PLAN. The Board may amend, suspend or terminate the Restricted Stock Plan as to any shares as to which awards have not been made. Any amendment shall be contingent on approval of the Company's stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. In addition, an amendment will be contingent on approval of the Company's stockholders if the amendment would (i) materially increase the benefits accruing to participants under the plan, (ii) materially increase the aggregate number of shares of stock that may be issued under the plan or (iii) materially modify the requirements as to eligibility for participation in the plan. No amendment, suspension or termination of the Restricted Stock Plan shall, without the consent of the holder, alter or impair rights or obligations under any award theretofore granted under the Restricted Stock Plan.

ADJUSTMENTS. In the event of any change in the outstanding common stock by reason of a stock dividend, recapitalization, reclassification, stock split or other increase or decrease in such shares effected without receipt of consideration by the Company, the number and kind of shares subject to any outstanding awards of restricted stock or stock units shall be adjusted proportionately by the Company.

TAX MATTERS. The grant of restricted stock or stock units will not be a taxable event if the shares are subject to substantial risk of forfeiture, unless the recipient makes a special tax election under Section 83(b) of the Internal Revenue Code within 30 days after the grant. Upon the vesting of restricted stock or stock units (assuming no Section 83(b) election), the grantee will realize ordinary income equal to the value of the restricted stock or stock units, as applicable, that become vested and the Company will generally be entitled to a deduction for tax purposes in the same amount, except as limited by Section 162(m) of the Internal Revenue Code, if the recipient's annual compensation exceeds $1 million. If the grantee makes a Section 83(b) election, he will realize ordinary income as of the grant date in an amount equal to the value of the restricted stock or stock units, as applicable, at that time and the Company generally will be entitled to a deduction in a like amount. A grantee who makes a Section 83(b) election will not be entitled to any tax deduction if he subsequently forfeits the shares.

NEW PLAN BENEFITS. Participation in the Restricted Stock Plan is limited to employees of the Company or any of its affiliates, excluding any employee who is an executive officer and who is granted an award under the NBT Performance Share Plan during the calendar year in which the grant date would otherwise occur. As of the date of this proxy statement, there has been no determination by the Board with respect to future awards of restricted stock or stock units, which are discretionary in nature. Accordingly, the benefits or amounts that will be received by or allocated to eligible participants, and that would have been received by or allocated to the eligible participants if the Restricted Stock Plan had been in effect during fiscal 2005, are not determinable.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE RESTRICTED STOCK PLAN.

EQUITY  COMPENSATION  PLAN  INFORMATION

As of December 31, 2005, the following table summarizes the Company's equity compensation plans:

                                                                                               Number of securities
                                                                                     remaining available for future
                                                                                              issuance under equity
                               A. Number of securities to be    B. Weighted-average              compensation plans
                                     issued upon exercise of      exercise price of           (excluding securities
Plan Category                  exercise price of outstanding    outstanding options         reflected in column A.)
===================================================================================================================
Equity compensation plans
approved by stockholders                           1,916,624  $              18.79                        2,195,302

Equity compensation plans not
approved by stockholders                                None                  None                             None

                                  OTHER MATTERS

STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT. Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in our proxy statement for the 2007 Annual Meeting of Stockholders must be received by NBT by November 30, 2006. Each proposal must comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement and form of proxy. SEC rules set forth standards as to what stockholder proposals corporations must include in a proxy statement for an annual meeting.

OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING. The Company's Bylaws establish an advance notice procedure with regard to any proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be presented directly at the 2007 annual meeting. Written notice of such stockholder proposal for the next annual meeting of our stockholders must be received by our President at our principal executive offices not later than March 3, 2007 and must not have been received earlier than February 1, 2007 in order to be considered timely, and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the stockholder proposing such matter. If a shareholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority under proxies it solicits to vote on any such proposal as it determines appropriate.

OTHER MATTERS

As of the date of this proxy statement, our Board knows of no matters that will be presented for consideration at our meeting other than as described in this proxy statement. If any other matters should properly come before our meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies to vote the shares represented by those proxies as to those matters. The persons named as proxies intend to vote in accordance with the determination of the majority vote of our Board.

                                                                      APPENDIX A




       ------------------------------------------------------------------

                                NBT BANCORP INC.

                    2006 NON-EXECUTIVE RESTRICTED STOCK PLAN

       ------------------------------------------------------------------

                                                                      APPENDIX A


                                  TABLE OF CONTENTS
                                                                      PAGE
                                                                      ----

1.   PURPOSE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
2.   DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
3.   ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . . . . . . . . 4
     3.1.    Board. . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     3.2.    Committee. . . . . . . . . . . . . . . . . . . . . . . . . 4
     3.3.    Authority of Executive Officers to Grant Certain Awards. . 4
     3.4.    Terms of Awards. . . . . . . . . . . . . . . . . . . . . . 5
     3.5.    No Liability.. . . . . . . . . . . . . . . . . . . . . . . 5
     3.6.    Share Issuance/Book Entry. . . . . . . . . . . . . . . . . 5
4.   STOCK SUBJECT TO THE PLAN. . . . . . . . . . . . . . . . . . . . . 5
5.   EFFECTIVE DATE, DURATION AND AMENDMENTS. . . . . . . . . . . . . . 6
     5.1.    Effective Date.. . . . . . . . . . . . . . . . . . . . . . 6
     5.2.    Term.. . . . . . . . . . . . . . . . . . . . . . . . . . . 6
     5.3.    Amendment and Termination of the Plan. . . . . . . . . . . 6
6.   AWARD ELIGIBILITY AND LIMITATIONS. . . . . . . . . . . . . . . . . 6
7.   AWARD AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . 6
     TERMS AND CONDITIONS OF RESTRICTED STOCK AND
8.   STOCK UNITS. . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
     8.1.    Grant of Restricted Stock or Stock Units.. . . . . . . . . 7
     8.2.    Restrictions.. . . . . . . . . . . . . . . . . . . . . . . 7
     8.3.    Restricted Stock Certificates. . . . . . . . . . . . . . . 7
     8.4.    Rights of Holders of Restricted Stock. . . . . . . . . . . 7
     8.5.    Rights of Holders of Stock Units.. . . . . . . . . . . . . 7
             8.5.1.  Voting and Dividend Rights.. . . . . . . . . . . . 7
             8.5.2.  Creditor's Rights. . . . . . . . . . . . . . . . . 8
     8.6.    Termination of Service.. . . . . . . . . . . . . . . . . . 8
     8.7.    Purchase of Restricted Stock.. . . . . . . . . . . . . . . 8
     8.8.    Delivery of Stock. . . . . . . . . . . . . . . . . . . . . 8
9.   REQUIREMENTS OF LAW. . . . . . . . . . . . . . . . . . . . . . . . 8
     9.1.    General. . . . . . . . . . . . . . . . . . . . . . . . . . 8
     9.2.    Rule 16b-3.. . . . . . . . . . . . . . . . . . . . . . . . 9
10.  EFFECT OF CHANGES IN CAPITALIZATION. . . . . . . . . . . . . . . . 9
     10.1.   Changes in Stock.. . . . . . . . . . . . . . . . . . . . . 9
     10.2.   Reorganization in Which the Company Is the Surviving
             Entity Which does not Constitute a Corporate Transaction. 10
     10.3.   Corporate Transaction. . . . . . . . . . . . . . . . . . .10
     10.4.   Adjustments. . . . . . . . . . . . . . . . . . . . . . . .10
     10.5.   No Limitations on Company. . . . . . . . . . . . . . . . .10
11.  GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . .10
     11.1.   Disclaimer of Rights . . . . . . . . . . . . . . . . . . .10
     11.2.   Nonexclusivity of the Plan . . . . . . . . . . . . . . . .11
     11.3.   Withholding Taxes, . . . . . . . . . . . . . . . . . . . .11


                                      - i -

                                                                      APPENDIX A


     11.4.   Captions . . . . . . . . . . . . . . . . . . . . . . . . .12
     11.5.   Other Provisions . . . . . . . . . . . . . . . . . . . . .12
     11.6.   Number and Gender. . . . . . . . . . . . . . . . . . . . .12
     11.7.   Severability . . . . . . . . . . . . . . . . . . . . . . .12
     11.8.   Governing Law. . . . . . . . . . . . . . . . . . . . . . .12
     11.9.   Section 409A of the Code . . . . . . . . . . . . . . . . .12

                                                                     APPENDIX A

                                NBT BANCORP INC.

                    2006 NON-EXECUTIVE RESTRICTED STOCK PLAN


     NBT Bancorp Inc., a Delaware corporation (the "Company"), sets forth herein the terms of its 2006 Non-Executive Restricted Stock Plan (the "Plan"), as follows:

1.   PURPOSE

     The Plan is intended to enhance the Company's and its Affiliates' (as defined herein) ability to attract, retain and reward non-executive officer employees and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of restricted stock and stock units.

2.   DEFINITIONS

     For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

     2.1 "AFFILIATE" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any subsidiary.

     2.2 "AWARD" means a grant of a Restricted Stock or Stock Units under the Plan.

     2.3 "AWARD AGREEMENT" means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

     2.4     "BOARD" means the Board of Directors of the Company.

     2.5 "CAUSE" means, as determined by the Board and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties;
(ii) conviction of a criminal offense (other than minor traffic offenses); or
(iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate.

     2.6 "CODE" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

     2.7     "COMMITTEE" means the Compensation Committee of the Board.

                                                                     APPENDIX A


     2.8     "COMPANY" means NBT Bancorp Inc

     2.9     "CORPORATE TRANSACTION"  means:

     (i) A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A as in effect on the date hereof pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred at such time as any Person hereafter becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of the Company's Voting Securities; or

     (ii) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

     (iii) There shall be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Voting Securities would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of Voting Securities immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (y) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all of the assets of the Company, provided that any such consolidation, merger, sale, lease, exchange or other transfer consummated at the insistence of an appropriate banking regulatory agency shall not constitute a change in control of the Company; or

     (iv) Approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company.

          For the purposes of this definition, "Person" means and includes any individual, corporation, partnership, group, association, or other "person," as such term is used in section 14(d) of the Exchange Act, other than the Company or any employee benefit plan(s) sponsored by the Company, and "Voting Securities" means securities of the Company having the right to vote at elections of members of the Board.

     2.10 "DISABILITY" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months.

                                                                     APPENDIX A


     2.11 "EFFECTIVE DATE" means January 23, 2006, the date the Plan is approved by the Board.

     2.12 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

     2.13 "FAIR MARKET VALUE" means the value of each share of Stock subject to the Plan determined as follows: if on the Grant Date or other determination date the shares of Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the shares shall be the average price between the high and the low sale price of the shares on such exchange or in such market on the trading day immediately preceding the Grant Date or, if no sale of the shares is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares are not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be determined by the Board in good faith.

     2.14 "GRANT DATE" means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under
SECTION 6 hereof, or (iii) such other date as may be specified by the Board.

     2.15 "GRANTEE" means a person who receives or holds an Award under the Plan.

     2.16 "PLAN" means this NBT Bancorp Inc. 2006 Non-Executive Restricted Stock Plan.

     2.17 "PURCHASE PRICE" means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

     2.18 "RESTRICTED STOCK" means shares of Stock, awarded to a Grantee pursuant to SECTION 8 hereof.

     2.19 "SERVICE" means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

     2.20 "SERVICE PROVIDER" means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

     2.21 "STOCK" means the common stock, par value $.01 per share, of the Company.

                                                                     APPENDIX A


     2.22 "STOCK UNIT" means a bookkeeping entry representing the equivalent of one share of Stock awarded to a Grantee to be settled in Stock pursuant to
SECTION 8 hereof.


3.   ADMINISTRATION  OF  THE  PLAN

     3.1.     BOARD

     The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

     3.2.     COMMITTEE

     The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in SECTION 3.1 above and other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board.

     3.3.     AUTHORITY OF EXECUTIVE OFFICERS TO GRANT CERTAIN AWARDS

     The Board may appoint a separate committee of the Board composed of one or more of the Company's executive officers, provided, that, such officer is, or each of the officers are, a member of the Board, who may grant Awards under the Plan to eligible employees of the Company. Any such Awards granted by the foregoing committee shall be consistent in amount and terms with guidelines that are established in advance by the Board or Committee.

                                                                     APPENDIX A


     3.4.     TERMS OF AWARDS

     Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

     (i)     designate Grantees,

     (ii)    determine the type or types of Awards to be made to a Grantee,

     (iii)   determine the number of shares of Stock to be subject to an Award,

     (iv)    establish the terms and conditions of each Award,

     (v)     prescribe the form of each Award Agreement evidencing an Award, and

     (vi) amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Grantee, impair the Grantee's rights under such Award.

     3.5.     NO LIABILITY

     No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

     3.6.     SHARE ISSUANCE/BOOK ENTRY

     Notwithstanding any provision of this Plan to the contrary, the issuance of the Stock under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more Stock certificates.

4.   STOCK  SUBJECT  TO  THE  PLAN

     Subject to adjustment as provided in SECTION 10 hereof, the number of shares of Stock available for issuance under the Plan shall be 250,000 shares. Stock issued or to be issued under the Plan shall be authorized but unissued shares or treasury shares. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan. If pursuant to SECTION 11.3 the withholding obligation of any Grantee with respect to an Award is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of

                                                                     APPENDIX A


shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.


5.   EFFECTIVE  DATE,  DURATION  AND  AMENDMENTS

     5.1.     EFFECTIVE DATE

     The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company's stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year of the Effective Date, any Awards made hereunder shall be null and void and of no effect.

     5.2.     TERM

     The Plan shall terminate automatically ten (10) years after its adoption by the Board and may be terminated on any earlier date as provided in SECTION 5.3.

     5.3.     AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company's stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. In addition, an amendment will be contingent on approval of the Company's stockholders if the amendment would: (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the aggregate number of shares of Stock that may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.


6.   AWARD  ELIGIBILITY  AND  LIMITATIONS

     Awards may be made under the Plan to any employee of the Company or of any Affiliate, other than an employee who is an executive officer of the Company and who is granted an award under the NBT Performance Share Plan during the calendar year in which the Grant Date would otherwise occur.


7.   AWARD  AGREEMENT

     Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements

                                                                     APPENDIX A


granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.

8.   TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

     8.1.     GRANT OF RESTRICTED STOCK OR STOCK UNITS

     Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by Services already rendered).

     8.2.     RESTRICTIONS

     At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a "restricted period") applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

     8.3.     RESTRICTED STOCK CERTIFICATES

     The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a
                          --------  -------
legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

     8.4.     RIGHTS OF HOLDERS OF RESTRICTED STOCK

     Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

                                                                     APPENDIX A


     8.5.     RIGHTS OF HOLDERS OF STOCK UNITS

          8.5.1.       VOTING AND DIVIDEND RIGHTS

     Holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock.

          8.5.2.       CREDITOR'S RIGHTS

     A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

     8.6.     TERMINATION OF SERVICE

     Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units.

     8.7.     PURCHASE OF RESTRICTED STOCK

     The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in cash or cash equivalents, or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

     8.8.     DELIVERY OF STOCK

     Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Stock Unit once the share of Stock represented by the Stock Unit has been delivered.


9.   REQUIREMENTS  OF  LAW

                                                                     APPENDIX A


     9.1.     GENERAL

     The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act.

     9.2.     RULE 16B-3

     During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.


10.  EFFECT  OF  CHANGES  IN  CAPITALIZATION

     10.1.     CHANGES IN STOCK

     If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. The conversion of any

                                                                     APPENDIX A


convertible securities of the Company shall not be treated as an increase in
shares effected without receipt of consideration.   Notwithstanding the
foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets without receipt of consideration by the Company, the Company may, in such manner as the Company deems appropriate, adjust the number and kind of shares subject to outstanding Awards to reflect such distribution.

     10.2. REORGANIZATION IN WHICH THE COMPANY IS THE SURVIVING ENTITY WHICH DOES NOT CONSTITUTE A CORPORATE TRANSACTION

     Subject to SECTION 10.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, Stock Units shall be adjusted so as to apply to the securities that a holder of the number of shares of Stock subject to the Stock Units would have been entitled to receive immediately following such transaction.

     10.3.     CORPORATE TRANSACTION

          Upon the occurrence of a Corporate Transaction, all outstanding shares of Restricted Stock shall be deemed to have vested, and all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered. Notwithstanding the foregoing, in the event that an Award of Stock Units is nonqualified deferred compensation within the meaning of, and subject to, Code Section 409A, delivery of the shares of Stock subject to such Award shall be made upon the Corporate Transaction only if such transaction also constitutes a change in control event within the meaning of Code Section 409A.

     10.4.     ADJUSTMENTS

     Adjustments under this SECTION 10 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in SECTIONS 10.1, 10.2 and 10.3.

     10.5.     NO LIMITATIONS ON COMPANY

     The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

                                                                     APPENDIX A


11.  GENERAL  PROVISIONS

     11.1.     DISCLAIMER OF RIGHTS

     No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

     11.2.     NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

     11.3.     WITHHOLDING TAXES

     The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee the minimum statutory amount of any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this SECTION 11.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture,

                                                                     APPENDIX A


unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of shares pursuant to such Award, as applicable, cannot exceed such number of shares having a Fair Market Value equal to the minimum statutory amount required by the Company to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares.

     11.4.     CAPTIONS

     The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

     11.5.     OTHER PROVISIONS

     Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

     11.6.     NUMBER AND GENDER

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

     11.7.     SEVERABILITY

     If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     11.8.     GOVERNING LAW

     The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of New York, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

     11.9.     SECTION 409A OF THE CODE

     The Board intends to comply with Section 409A of the Code ("Section 409A"), or an exemption to Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Section 409A. To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board.


                                      * * *

                                NBT BANCORP INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints J. Carl Barbic and Duward Crandall and either of them, with full power of substitution, proxies to represent the undersigned at the Annual Meeting of Stockholders of NBT Bancorp Inc. to be held at the Binghamton Regency at One Sarbro Square, Binghamton, NY 13901 on May 2, 2006 at 10:00 a.m. local time, or at any adjournment or postponement of the meeting, with all power which the undersigned would possess if personally present, and to vote all shares of NBT's common stock which the undersigned may be entitled to vote at the meeting upon the following proposals described in the accompanying proxy statement, in accordance with the following instructions and, in accordance with the majority vote of our Board, upon any other matters that may properly come before the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS INDICATED, A PROPERLY EXECUTED PROXY WILL BE VOTED FOR THE PROPOSALS LISTED BELOW. THE UNDERSIGNED STOCKHOLDER HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN.

1.   To  fix  the  number  of  directors  at  fifteen  (Proposal  1).

     [_] FOR               [_] AGAINST               [_] ABSTAIN

2.   To  elect  the  five  director  nominees  listed  below  (Proposal  2):

     [_] FOR ALL NOMINEES               [_] WITHHOLD FROM ALL NOMINEES

Martin A. Dietrich        John C. Mitchell          Joseph G. Nasser

Michael H. Hutcherson     Michael M. Murphy

IF YOU DO NOT WISH YOUR SHARES VOTED FOR A PARTICULAR NOMINEE, DRAW A LINE THROUGH THAT PERSON'S NAME ABOVE.

3. To approve and adopt the 2006 NBT Bancorp Inc. Non-Executive Restricted Stock Plan (Proposal 3).

     [_] FOR               [_] AGAINST               [_] ABSTAIN

4. The proxies are authorized to vote in accordance with the majority vote of our Board, upon such other business that may properly come before the meeting.

X  Please mark your votes as in this example.


                     TO VOTE BY TELEPHONE (TOUCH TONE ONLY)
                     --------------------------------------
Please call toll-free 1-800-690-6903 and follow the instructions. Have your
                      --------------
control number and this proxy card available when you call. The control number
is              .
   -------------

                            TO VOTE VIA THE INTERNET
                            ------------------------
You may vote electronically via the Internet at WWW. PROXYVOTE.COM.  Please
                                                -------------------
follow the instructions on the web site. Have your control number and this proxy
card available when you call. The control number is            .
                                                    -----------


THE DEADLINE FOR TELEPHONE AND INTERNET VOTING IS 11:59 P.M. ON MAY 1, 2006.

     [_]  Check  here  for  address  change  and  note  change  below
     [_]  Check  here  if  you  plan  to  attend  the  meeting


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New address:

Date:                         Signature(s)
      -----------------




                              Please sign here exactly as name(s) appear(s) on the left. When signing as attorney, executor, administrator, trustee, guardian, or in any other fiduciary capacity, give full title. If more than one person acts as trustee, all should sign. All joint owners must sign.


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